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                                                                    EXHIBIT 10.6

         FIRST AMENDMENT TO MARKETING AND PROMOTIONAL SERVICES AGREEMENT

                  FIRST AMENDMENT, dated as of March 29, 2001, (this "Amendment") to MARKETING AND PROMOTIONAL SERVICES AGREEMENT, dated May 1, 1998, by and between Noven Pharmaceuticals Inc., a Delaware corporation ("Noven") and Vivelle Ventures LLC, a Delaware limited liability company (the "Company" and, together with Noven, collectively, the "Parties" and individually, a "Party"). Terms used herein but not otherwise defined herein shall have the respective meanings given to such terms in the Services Agreement.

                              W I T N E S S E T H:
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                  WHEREAS, Noven and the Company are parties to a Marketing and
Promotional Services Agreement (the "Services Agreement"), dated as of May 1, 1998; and

                  WHEREAS, Noven and the Company wish to amend certain provisions of the Services Agreement as herein provided.

                  NOW, THEREFORE, it is agreed:

                  1. Section 1.1 of the Services Agreement is hereby amended by deleting the definition of "Product" contained therein and inserting in lieu thereof the following new definition:

                  "Product" means Vivelle, Vivelle Dot and CombiPatch.

                  And Section 1.1 of the Services Agreement is hereby further amended by inserting the following new definitions:

                  "CombiPatch" means the transdermal estrogen/progestin patch product which is marketed under the trademark CombiPatch(R) in the Territory.

                  "Vivelle Dot" means the 17(beta)-estradiol single active ingredient product in a matrix which is marketed under the trademark Vivelle Dot(R) in the Territory.

                  2. Section 3.1 of the Services Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following new Section:

         "Section 3.1 SERVICES. At the direction of Vivelle Ventures LLC, Noven shall provide, or cause a Noven Affiliate to provide, Vivelle Ventures LLC with Services in connection with the business of Vivelle Ventures LLC, as set forth in Schedule A, as may be amended from time to time. Noven agrees to provide the Services (or cause the Services to be provided by an Affiliate) in a competent manner consistent with industry standards for like services performed by third parties on their own behalf. The Parties agree that the Company shall not to enter into any contract with a third party sales force or approve any material amendments to any such contract without the written approval of both Noven



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         and the Company. On an annual basis Vivelle Ventures LLC and Noven shall agree on a sales and marketing plan (the "Sales and Marketing Plan") (which shall include the related budget) for Vivelle Ventures LLC. In the absence of any such agreement, the previous year's Sales and Marketing Plan shall be employed until such time as a new plan is agreed upon. Material amendments to the Sales and Marketing Plan shall require written agreement of both parties."

                  3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Services Agreement.

                  4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  5. This Amendment and the rights of the Parties hereunder shall be governed by, and interpreted in accordance with, the laws of the State of New York.

                  6. The headings of the several sections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision hereof.

                  7. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of the Parties shall have signed a counterpart hereof (whether the same or different counterparts).

                  8. From and after the Amendment Effective Date, all references in the Services Agreement shall be deemed to be references to the Services Agreement as amended hereby.




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                  IN WITNESS WHEREOF, the Parties hereto have duly executed this
Amendment as of the date and year first above written.

                                       VIVELLE VENTURES LLC


                                       By: /s/ Robert C. Strauss
                                           -------------------------------------
                                           Robert C. Strauss
                                           President




                                       NOVEN PHARMACEUTICALS INC.

                                       By: /s/ James B. Messiry
                                           -------------------------------------
                                           James B. Messiry
                                           Vice President and Chief Financial
                                              Officer




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